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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          -------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 15, 2000
                             Date of Report (Date of
                            earliest event reported)



                               CORIXA CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        DELAWARE                 0-22891               91-1654387
    (State or Other       (Commission File No.)       (IRS Employer
      Jurisdiction                                 Identification No.)
   of Incorporation)

       1124 COLUMBIA STREET, SUITE 200, SEATTLE, WASHINGTON 98104
             (Address of Principal Executive Offices) (Zip Code)

                             (206) 754-5711
          (Registrant's Telephone Number, Including Area Code)

                                      NONE

     (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.     OTHER EVENTS

    On October 15, 2000, Corixa Corporation, a Delaware corporation, entered into an Agreement and Plan of Merger with Coulter Pharmaceutical, Inc., a Delaware corporation, and Clearwater Acquisitions Corporation, a Delaware corporation and wholly owned subsidiary of Corixa. Pursuant to the merger agreement and subject to the conditions set forth in the merger agreement (including approval of the merger agreement by the stockholders of Coulter, approval of the issuance of shares of common stock by the stockholders of Corixa, receipt of required regulatory approvals and other customary closing conditions), Corixa Acquisitions Corporation will merge with and into Coulter. Coulter will be the surviving corporation and will become a wholly owned subsidiary of Corixa. At the effective time of the merger, each outstanding share of Coulter common stock will be exchanged for 1.003 shares of Corixa common stock. In addition, outstanding options to purchase Coulter common stock will be assumed by Corixa, and the exercise price and number of shares subject to each option will be appropriately adjusted to reflect the common stock exchange ratio.

    In connection with the execution of the merger agreement, stockholders of Corixa who beneficially own in the aggregate approximately 13.1% of Corixa's voting capital stock and stockholders of Coulter who beneficially own in the aggregate approximately 18.2% of Coulter's voting capital stock entered into voting agreements, by which they agreed to vote their shares in favor of the merger.

    Copies of the merger agreement, form of Coulter voting agreement, and form of Corixa voting agreement are attached as Exhibits 2.1, 10.1, and 10.2, and are incorporated herein by reference. A copy of the joint press release relating to the merger is attached as Exhibit 99.1.


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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

       2.1 Agreement and Plan of Merger By and Among Corixa Corporation, Clearwater Acquisitions Corporation, and Coulter Pharmaceutical, Inc., Dated October 15, 2000

       10.1   Form of Coulter Voting Agreement, Dated October 15, 2000

       10.2   Form of Corixa Voting Agreement, Dated October 15, 2000

       99.1   Corixa and Coulter Press Release Dated October 16, 2000


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CORIXA CORPORATION



Dated: October 16, 2000              By  /s/ Michelle Burris
                                         -------------------
                                     Name:  Michelle Burris
                                     Its:  Vice President and Chief
                                     Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

2.1 Agreement and Plan of Merger By and Among Corixa Corporation, Clearwater Acquisitions Corporation, and Coulter
                 Pharmaceutical, Inc., Dated October 15, 2000

10.1             Form of Coulter Voting Agreement, Dated October 15, 2000

10.2             Form of Corixa Voting Agreement, Dated October 15, 2000

99.1             Corixa and Coulter Press Release Dated October 16, 2000